SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                FORM 8-K/A
                        AMENDMENT NO. 1 TO FORM 8-K

                              CURRENT REPORT
  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                             January 22, 2001

                   NATIONAL HEALTH & SAFETY CORPORATION
          (Exact name of registrant as specified in its charter)


       UTAH                   0-24778             87-0505222
(State or other jurisdiction of             (Commission File Number)  (IRS
Employer
incorporation or organization)
Identification No.)


                       3811 BEE CAVE ROAD, SUITE 210
                            AUSTIN, TEXAS 78746
                  (Address of principal executive office)

                Issuer's telephone number:  (512) 328-0433


We have previously reported the acquisition of MedSmart, Inc. on Form 8-K dated January 22, 2001. This amendment to the January 22, 2001 Form 8-K provides audited financial statements of the acquired company and pro forma financial information for our Company reflecting this acquisition.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS

For a list of financial statements, see "Index to Financial Statements" which is part of the Financial Statements which follow page 2 and incorporated herein by reference.

EXHIBITS

2.1* Fourth Amended Joint Plan of Reorganization, In Re: National Health &
     Safety Corporation, Debtor, Case No. 99-18339-DWS, U.S. Bankruptcy Court, Eastern District of Pennsylvania, dated August 21, 2000, incorporated by reference to the Company's report on Form 8-K dated November 28, 2000.

2.2* Fourth Amended Disclosure Statement , In Re: National Health & Safety
     Corporation, Debtor, Case No. 99-18339-DWS, U.S. Bankruptcy Court, Eastern District of Pennsylvania, dated August 21, 2000.

2.3* Asset Purchase Agreement by and between MedSmart Healthcare Network,
     Inc., as Seller and National Health & Safety Corporation, as
     Purchaser, January 22, 2001.

2.4* Order confirming Fourth Amended Joint Plan of Reorganization, dated
     November 27, 2000.

3.1* Amended and Restated Articles of Incorporation, filed with the Utah
     Department of Commerce Division of Corporations and Commercial Code on January 22, 2001.

3.2* Bylaw Amendment, adopted on January 22, 2001.

4.1* Certificate of Designation for Series A Preferred Stock, filed with the Utah Department of Commerce Division of Corporations and
     Commercial Code on January 22, 2001.

4.2* Certificate of Designation for Series B Preferred Stock, filed with the Utah Department of Commerce Division of Corporations and
     Commercial Code on January 22, 2001.

4.3* Warrant Agreement, filed with the Utah Department of Commerce Division of Corporations and Commercial Code on January 22, 2001.

4.4* Class A Warrant Certificate, dated January 22, 2001.

4.5* Class B Warrant Certificate, dated January 22, 2001.

21.1* Subsidiaries of the Registrant- MedSmart Healthcare Networks, Inc.


----------

* Previously filed as an exhibit to the Company's report on Form 8-K dated January 22, 2001 and incorporated by reference herein.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         NATIONAL HEALTH & SAFETY CORPORATION

                                        /s/
Date: March 28, 2001     By:  _______________________________
                              Gary Davis, President

                       INDEX TO FINANCIAL STATEMENTS
                          AND SUPPLEMENTARY DATA

                     MEDSMART HEALTHCARE NETWORK, INC.

MEDSMART INDEPENDENT AUDITORS' REPORT                              F-2
MEDSMART FINANCIAL STATEMENTS                                      F-3
    Balance Sheet                                                  F-3
    Statements of Operations                                       F-4
    Statements of Stockholder's Equity                             F-5
    Statements of Cash Flows                                       F-6
    Notes to the Financial Statements                              F-7

                  NATIONAL HEALTH & SAFETY CORPORATION AND
                      MEDSMART HEALTHCARE NETWORK, INC.

UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET                      P-1
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF INCOME                P-3
EXPLANATION TO THE PROFORMA FINANCIAL STATEMENT                    P-4

                       INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of MedSmart Healthcare Network, Inc.

We have audited the accompanying balance sheet of MedSmart Healthcare Network, Inc. (a Nevada corporation) (a development stage company) as of December 31, 2000, and the related statements of operations, stockholders' equity, and cash flows for the year then ended and for the period May 12,1999 (inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MedSmart Healthcare Network, Inc. as of December 31, 2000, and the results of its operations and its cash flows for the year then ended and for the period May 12, 1999 (inception) through December 31, 2000 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred net losses since its inception and has experienced liquidity problems. These conditions raise questions about the Company's ability to continue as a going concern. Management's plans in regard to those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Sprouse & Winn, L.L.P.
Austin, Texas

March 2, 2001

                     MEDSMART HEALTHCARE NETWORK, INC.
                       (A DEVELOPMENT STAGE COMPANY)

                               BALANCE SHEET
                             DECEMBER 31, 2000

                                  ASSETS

CURRENT ASSETS
Cash                                                    $4,361
Accounts receivable                                        542
Note and Debtor in Possession receivables, net         255,750
                                                     ---------

   Total Current Assets                                260,653
                                                     ---------

PROPERTY AND EQUIPMENT, net                             53,367
                                                     ---------
OTHER ASSETS
    POWERx Brand Acquisition Costs                     210,593
    Software Development                               206,639
    Less:  accumulated amortization                   (100,953)
                                                      ---------
                                                       316,279
    Deposits                                             6,593
                                                     ---------
      Total Other Assets, net                          322,872
                                                     ---------
TOTAL ASSETS                                         $ 636,892
                                                     =========


               LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
 Accounts payable (including $24,839 to affiliates) $ 99,092 Notes payable to affiliates (including accrued
   interest of $114,358)                             1,471,972
 Advances payable to affiliates                        108,177
    Capital leases payable - current portion            10,960
                                                     ---------
       Total Current Liabilities                     1,690,201

CAPITAL LEASE PAYABLE - net of current portion          15,091
                                                     ---------
 Total Liabilities                                   1,705,292
                                                     ---------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
 Common stock; 100,000,000 shares authorized at         40,945
   $.01 par value, 4,094,455 shares issued and
   outstanding
 Additional paid-in capital                            159,555
 Deficit accumulated during the development stage   (1,268,900)
                                                     ---------
    Total Stockholders' Equity (Deficit)            (1,068,400)
                                                     ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT) $ 636,892
                                                     =========


           SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS

                     MEDSMART HEALTHCARE NETWORK, INC.
                       (A DEVELOPMENT STAGE COMPANY)

                         STATEMENTS OF OPERATIONS

                                                     From Inception on
                         For the Year Ended          May 12, 1999 to
                         DECEMBER 31, 2000           DECEMBER 31, 2000
                         ------------------          ------------------

REVENUE
 Membership income       $        49,996             $        63,139

COST OF SALES                     12,911                      20,259
                         ----------------            ----------------
GROSS PROFIT                      37,085                      42,880
                         ----------------            ----------------
EXPENSES
 General and
   administrative                866,444                   1,058,204
 Depreciation and                119,352                     125,138

 Interest                        115,953                     128,438
                         ----------------            ----------------

TOTAL EXPENSES                 1,101,749                   1,311,780
                         ----------------            ----------------

Net loss before               (1,064,664)                 (1,268,900)
 provision for income
 taxes
Provision for                        -0-                         -0-
income taxes
                         ----------------            ----------------

NET LOSS                 $    (1,064,664)            $    (1,268,900)
                         ================            ================

LOSS PER SHARE:
 Basic                   $          (.26)            $          (.31)
                         ================            ================
 Weighted average shares       4,091,426                   4,001,717
   outstanding-basic     ================            ================









           SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS

                    MEDSMART HEALTHCARE NETWORK, INC.
                       (A DEVELOPMENT STAGE COMPANY)

                    STATEMENTS OF STOCKHOLDERS' EQUITY
            FROM INCEPTION ON MAY 12, 1999 TO DECEMBER 31, 2000

                                                                      Deficit
                                                                    Accumulated
                           COMMON STOCK          Additional          During the
                        SHARES        AMOUNT     PAID-IN CAPITAL     Development
                                                                       STAGE
Issuance of common      4,000,000    $40,000    $ 60,000                    ---
 stock, for cash        ---------    -------    --------              ----------

Issuance of common         25,000        250         -0-                    ---
 stock for consulting
 services

Net loss for the period       ---        ---         ---               (204,236)
 from inception (May 12,
 1999) through December
 31, 1999               ---------    -------    --------              ----------

Balance at December     4,025,000     40,250      60,000               (204,236)
 31, 1999

Issuance of common
 stock for consulting      25,000        250         -0-                    ---
 services

Issuance of common         44,455        445      99,555                    ---
stock, for cash

Net loss for the year         -0-        -0-         ---             (1,064,664)
ended December 31, 2000 ---------    -------    --------              ----------

Balance at December 31, 4,094,455    $40,945    $159,555             $(1,268,900)
2000









              SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                     MEDSMART HEALTHCARE NETWORK, INC.
                       (A DEVELOPMENT STAGE COMPANY)

                          STATEMENTS OF CASH FLOWS


                                                             From Inception on
                                       For the Year Ended    May 12, 1999  through
                                       December  31, 2000     December 31, 2000
                                       ------------------    ---------------------
Cash Flows From Operating Activities
 Net loss                                $(1,064,664)            $(1,268,900)
 Depreciation and amortization               119,352                 125,138
 (Increase) in accounts receivables             (542)                   (542)
 (Increase) in other assets                 (123,869)               (423,825)
 Increase in accounts payable                 65,760                  99,092
 Increase in accrued expenses                101,873                 114,358
 Increase in other liabilities                43,103                 108,177
 Stock issued for services                       250                     500
                                       ------------------    ---------------------
   Net Cash Used by Operating               (858,737)             (1,246,002)
     Activities

Cash Flows From Investing Activities
 Issuance of note receivable                 (24,550)               (255,750)
 Purchase of fixed assets                    (23,548)                (45,127)
                                       ------------------    ---------------------
   Net Cash Provided (Used) by               (48,098)               (300,877)
     Investing Activities

Cash Flows From Financing Activities
 Issuance of common stock                    100,000                 200,000
 Proceeds from note payable                  812,614               1,357,614
 Principal payments on capital lease          (6,374)                 (6,374)
  payable                              ------------------    ---------------------
   Net Cash Provided by Financing            906,240               1,551,240
                                       ------------------    ---------------------

Net Increase (Decrease) In Cash                 (595)                  4,361

Cash at Beginning of Period                    4,956                     -0-
                                       ------------------    ---------------------
Cash at End of Period                    $     4,361           $       4,361
                                       ==================    =====================

Supplemental cash flow information:
Cash Paid For:
   Interest                              $    14,080           $     14,080
                                       ==================    =====================
   Income Taxes                          $       -0-           $        -0-
                                       ==================    =====================

Non-Cash Transactions:
   Stock issued for services             $       250           $        500
                                       ==================    =====================
   Purchase of equipment under           $     32,045          $     32,425
    a capital lease


           SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS

                     MEDSMART HEALTHCARE NETWORK, INC.
                       (A Development Stage Company)

                    NOTES TO THE  FINANCIAL STATEMENTS
                             December 31, 2000


NOTE 1    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          MedSmart Healthcare Network, Inc., a Nevada corporation, (the Company) was incorporated on May 12, 1999. The Company's principal business activities consist of the marketing and distribution of the POWERx memberships through the Company's benefits network. POWERx memberships are designed to be a complementary benefit to most individual standard health insurance plans and corporate health and leisure benefit packages.

          In October 1999, the Company acquired the rights to the POWERx brand name from National Health & Safety Corporation ("NHLT") which, at that time, was operated as debtor-in-possession under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court, Eastern District of Pennsylvania. The sale of the POWERx brand name by NHLT and acquisition by the Company was approved by the bankruptcy court in August 1999.

          DEVELOPMENT STAGE

          The Company is a development  stage company as defined by SFAS No.
          7.  As a development  stage  company, the  Company  devotes  most of  its activities to raising  capital  in  order  to fully implement
          the marketing  and  distribution  plan  as  contemplated   in  NHLT's
          confirmed Fourth Amended Disclosure Statement with Respect to Fourth Amended Joint Plan of Reorganization dated August 21, 2000, filed in the United States Bankruptcy Court Eastern District of Pennsylvania (the "Plan"). The Plan was confirmed on November 27, 2000 and implemented on January 22, 2001. (See "Subsequent Notes" footnote included herein.)

          BASIS OF ACCOUNTING

          The Company recognizes income and expenses according to the accrual method of accounting. Expenses are recognized when performance is substantially complete and income is recognized when earned.

          Earnings (loss) per share are computed based on the weighted average method. The fiscal year of the Company ends December 31 of each year.

          CASH AND CASH EQUIVALENTS

          For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

          NON-MONETARY TRANSACTIONS

          Non-monetary transactions are transactions for which no cash was exchanged and for which shares of common stock were exchanged for assets. These transactions are recorded at fair market value as determined by management.

          ACCOUNTS RECEIVABLE

          Accounts receivable are shown net of the allowance for doubtful accounts. The allowance for doubtful accounts was determined to be $-0-, at December 31, 2000.

          FIXED ASSETS

          Fixed  assets  are stated at cost.   Depreciation  is  provided  using
          the straight-line method, over the estimated useful lives of the assets. Estimated useful lives are as follows:

                            Computer Equipment          3 years
                            Furniture and Fixtures      5 years
                            Office Equipment            5 years
                            Leashold Improvements       2-3 years

          Upon sale, retirement or abandonment of assets, the related cost and accumulated depreciation are eliminated from the accounts and gains or losses are reflected in income. Repairs and maintenance expenditures, which do not extend asset lives, are expensed as incurred. Repairs and maintenance expense for 2000 was $8,297.

          INTANGIBLE ASSETS

          Intangible assets, which consist of POWERx brand rights and proprietary software, are periodically reviewed by management to evaluate the future economic benefits or potential impairments,
          which  may affect their recorded values.   POWERx  brand  rights
          are being amortized over 5 years, while software development costs are being amortized over 3 years. If the projected undiscounted future cash flows related to the intangible assets are less than the recorded value, the intangible assets are written down to fair value.

          ACCOUNTING FOR ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In these financial statements, assets, liabilities, and earnings (losses) involve extensive reliance on management's estimates. Actual results could differ from those estimates.

NOTE 2    GOING CONCERN

          The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has a working capital deficiency of $1,429,548, an accumulated deficit of $1,268,900 as of December 31, 2000, and a net loss for the year then ended of $1,064,664. Accordingly, its ability to continue as a going concern is dependent on obtaining capital and financing for its planned marketing and distribution of the POWERx memberships through the Company's benefits network. The Company plans to secure financing for its acquisition strategy through the sale of its equity or issuance of debt. However, there is no assurance that they will be successful in their efforts to raise capital or secure other financing. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

NOTE 3    INCOME TAXES

          The Company has adopted Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes." Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" requires an asset and liability approach for financial accounting and reporting for income tax purposes. This statement recognizes (a) the amount of taxes payable or refundable for the current year and
          (b) deferred tax liabilities and assets for future tax consequences of events that have been recognized in the financial statements or tax returns.

          Deferred income taxes result from temporary differences in the recognition of accounting transactions for tax and financial reporting purposes. There were no material temporary differences at December 31, 2000 and earlier years, and accordingly, no deferred tax liabilities have been recognized for all years.

          The Company had cumulative net operating loss carryforwards of approximately $1,000,000, at December 31, 2000. No effect has been shown in the financial statements for the net operating loss carryforwards as the likelihood of future tax benefit from such net operating loss carryforwards is not presently determinable. Accordingly, the potential tax benefits of the net operating loss carryforwards, estimated based upon current tax rates, of
          $200,000, at December 31, 2000, have been offset by valuation reserves of the same amount.

          The net operating losses are subject to various limitations imposed by the Internal Revenue Service and begin to expire in the year 2019.

NOTE 4    RELATED PARTY TRANSACTIONS

          On December 1, 1999, the Company and an affiliate entered into a Consulting Services Agreement ("Agreement") for a term of six months. The consulting services provided by the affiliate included but were not limited to the development and management of the growth of the Company and the promotion of its products. The terms of payment to the affiliate were cash payments of $7,500 per month plus out of pocket expenses. The Agreement also provided for 25,000 common shares of the Company issued to the affiliate on December 15, 1999, and 25,000 common shares of the Company issued to the affiliate on January 15, 2000. Also, the Agreement provided for a warrant issued to the affiliate that granted the affiliate the right to purchase 300,000 of the Company's common stock exercisable at $.30 per share. The warrant expires on December 1, 2004.

          On February 29, 2000 the Company and an affiliate entered into a Promissory Note (the "Note") with a maturity date of August 15, 2000 for $300,000. The interest rate on the Note is 10% per annum and there is a default interest rate of 18% per annum. The purpose of the Note was to provide the Company with operating capital. The Company paid the affiliate $10,000 in interest through June 30, 2000 and at December 31, 2000 the principal was unpaid with accrued interest of $24,000. The Note was collateralized by a Security Agreement and Pledge, dated February 29, 2000 whereby the Company pledged 1,000,000 of its common shares to the affiliate. In addition, the Company issued a Warrant Purchase Agreement, dated February 29, 2000 to the affiliate that granted the affiliate a right to purchase 150,000 common shares of the Company at an exercise price of $.70 per share. The expiration of the warrant is January 1, 2005.

          During the year ended December 31, 2000, the Company had a series of notes payable (the "Notes") to an affiliate in the amount of $111,214. The proceeds from the Notes were used by the Company for working capital purposes. The interest rate on the Notes is 10% and the accrued interest payable to the affiliate at December 31, 2000 is $11,373.

          During the year ended December 31, 2000, the Company had a series of notes payable (the "Notes") to an affiliate in the amount of $498,000. The proceeds from the Notes were used by the Company for working capital purposes. The interest rate on the Notes is 10% and the accrued interest payable to the affiliate at December 31, 2000 is $34,926.

          During the year ended December 31, 2000, the Company had a series of notes payable (the "Notes") to an affiliate in the amount of $448,400. The proceeds from the Notes were used by the Company for working capital purposes. The interest rate on the Notes is 10% and the accrued interest payable to the affiliate at December 31, 2000 is $44,059.

          On October 21, 1999, the Company loaned $10,000 to an employee. The maturity date of the loan was October 31, 2000. The interest rate is 10.5% and default interest rate is 18%. The Note Receivable is unpaid at December 31, 2000.

NOTE 5    NONMONETARY TRANSACTIONS

          On December 1, 1999 the Company and an affiliate entered into a Consulting Services Agreement ("Agreement") for a term of six months. The consulting services provided by the affiliate included but were not limited to the development and management of the growth of the Company and the promotion of its products. The terms of payment to the affiliate were cash payments of $7,500 per month plus out of pocket expenses. The Agreement also provided for 25,000 common shares of the Company issued to the affiliate on December 15, 1999 and 25,000 common shares of the Company issued to the affiliate on January 15, 2000. These shares and the related consulting services expense were valued at the par value of the stock issued. Also, the Agreement provided for a warrant issued to the affiliate that granted the affiliate the right to purchase 300,000 of the Company's common stock exercisable at $.30 per share. The warrant expires on December 1, 2004.

          On February 29, 2000, the Company and an affiliate entered into a Promissory Note (the "Note") with a maturity date of August 15, 2000. The interest rate on the Note is 10% per annum and there is a default interest rate of 18% per annum. The purpose of the Note was to provide the Company with operating capital. The Company paid the affiliate $10,000 in interest through June 30, 2000 and at December 31, 2000 the principal was unpaid with accrued interest of $24,000. The Note was collateralized by a Security Agreement and Pledge, dated February 29, 2000, whereby the Company pledged 1,000,000 of its common shares to the affiliate. In addition, the Company issued a Warrant Purchase Agreement, dated February 29, 2000, to the affiliate that granted the affiliate a right to purchase 150,000 common shares of the Company at an exercise price of $.70 per share. The expiration of the warrant is January 1, 2005.

NOTE 6    FIXED ASSETS

          Fixed assets consist of the following:

          Computer equipment                        $  25,447
          Furniture and fixtures                       11,947
          Office equipment                             23,490
          Leasehold improvements                       16,668
                                                    ---------
                                                       77,552

          Less:
          Accumulated depreciation and amortization   (24,185)
                                                    ---------
                                                      $53,367
                                                    =========


          Included in computer and office equipment are assets held under capital lease agreements in the amount of $32,425. Accumulated amortization on these assets is $8,326.

          Amortization expense on leasehold improvements for 2000 is $7,587.

NOTE 7    INTANGIBLE ASSETS

          POWERx Brand Acquisition Costs                       $206,639

          Software Development Costs                            210,593
                                                               --------
                                                                417,232

          Less:  Accumulated Amortization                      (100,953)
                                                               --------
          Intangible assets, net of accumulated amortization   $316,279
                                                               ========

          Amortization expense, related to intangible assets, charged to operations for 2000 was $ 95,999.

NOTE 8    NOTE AND DEBTOR IN POSSESSION RECEIVABLES

          Note and Debtor in Possession receivables are valued at net realizable value, which approximates fair market value. The Company had the following receivables:

          Debtor in Possession Receivable-NHLT                       $  255,750

          Note receivable from an employee                               10,000
                                                                     ----------
                                                                        265,750

          Less allowances                                               (10,000)
                                                                     ----------
          Notes Receivable - net realizable value                    $  255,750
                                                                     ==========

NOTE 9    NOTES PAYABLE TO AFFILIATES

      A note with  affiliated entity.  The note accrues interest at a current rate of 10% per annum and a default rate of 18% per annum. This note is collateralized by a pledge of 1,000,000 $ 300,000 shares of the Company's common stock. The note will convert to equity upon implementation of the Plan.
      A  note with an affiliated  limited  partnership.   The  note
      accrues interest at 10% per annum. The note will convert to 111,214 equity capital upon implementation of the Plan.
      A note with  an  affiliated  limited  partnership.   The note
      accrues interest at 10% per annum. The note will convert to 498,000 equity capital upon implementation of the Plan.
      A  note  with  an  affiliated  limited partnership.  The note
      accrues interest at 10% per annum.   A  portion  of note will
      convert to equity capital upon implementation of the Plan and 448,400 the remainder will be converted to a new note payable with an interest  rate  of  9% per annum and maturity date 12  months after issuance.
      Total Notes Payable                                              1,357,614
      Accrued interest on the above notes                                114,358
                                                                      ----------
      Total Notes Payable and Accrued Interest                        $1,471,972
                                                                      ==========

NOTE 10   FAIR VALUES OF FINANCIAL INSTRUMENTS

          The following listing of the estimated fair value of financial instruments is made in accordance with the requirements of SFAS No. 107, "Disclosure About Fair Value of Financial Instruments". The carrying amounts and fair value of the Company's financial instruments at December 31, 2000 are as follows:

                                                     DECEMBER 31, 2000
                                            CARRYING AMOUNT     FAIR VALUES
                                            ---------------     -----------

          Cash                               $       4,361      $     4,361
          Accounts receivable                          542              542
          Note and Debtor in Possession            255,750          255,750
           receivables
          Notes payable and accrued interest
           due to Affiliates                  $  1,471,972      $ 1,471,972

          The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

          CASH

               The carrying amounts reported on the balance sheet for cash and cash equivalents approximate their fair value.

          ACCOUNTS RECEIVABLE

               The carrying amounts reported on the balance sheet for accounts receivable are reported at net realizable value.

          NOTE AND DEBTOR IN POSSESSION RECEIVABLES
               Note and Debtor in Possession receivable are valued at net realizable value, which approximates fair market value.

          NOTES PAYABLE TO AFFILIATES

               The fair values of notes payable are estimated using discounted cash flow analyses based on the Company's incremental borrowing rate as the discount rate.

NOTE 11   LEASE OBLIGATIONS

          Operating Leases

          The Company is obligated under non-cancelable operating leases for office space. Rent expense was $ 83,481 for 2000.

          Future minimum rentals are as follows:

                              2001          $56,351
                              2002          $29,346
                                            -------
                                Total       $85,697
                                            =======

          Capital Leases

          The Company is obligated under capital leases for computer and office equipment. Payments are due monthly and include interest which ranges from 10.5% to 20%. Future minimum payments due under the capital leases are as follows:

                              2001                                $ 10,960
                              2002                                  10,960
                              2003                                   5,316
                              2004                                   4,802
                                                                  --------
                                                                    32,038

             Less amounts representing interest                     (5,987)
                                                                  --------

             Present value of minimum lease payments                26,051

             Less current installments                             (10,960)
                                                                  --------

             Obligations due under capital leases,
               net of current portion                             $ 15,091
                                                                  ========

NOTE 12   STOCK PURCHASE WARRANTS

          In connection with various consulting agreements with affiliates, the Company issued various Warrant Purchase Agreements, that granted the right to purchase 300,000 shares at an exercise price of $.30 per share and 150,000 common shares at an exercise price of $.70 per share. As of December 31, 2000, no common shares have been issued through the exercise of such Warrant Purchase Agreements. These Warrant Purchase Agreements were all converted to common stock in 2001 as a part of the acquisitions of MedSmart by NHLT.

NOTE 13   COMMITMENTS AND CONTINGENCIES

          As a part of a software development agreement, dated September 1, 1999, the Company is commited to paying royalties on net POWERx revenues of 8% and 10% on new membership cards and transaction cards, respectively, and 8% on all renewal POWERx revenues for as long as the software development agreement is in place. The Company may terminate the software agreement with 30 days notice.

          As a part of the Company's purchase of the POWERx rights in October 1999, the Company is obligated to NHLT to pay 10% of new net POWERx revenues, or at the Company's option, a fixed one-time fee of $2.50 per card, and for renewal cards the Company pays to NHLT 4% of renewal net POWERx revenues, or again at the Company's option, a fixed one-time fee of $1.00 per renewal card.

          Various claims may be asserted or threatened to be asserted against the Company in the normal course of business. In the event such claims are asserted and the Company believes such claims have no merit, the Company will vigoursly defend these claims. The Company is not aware of any claims asserted or threatened to be asserted against the Company and no provision for claims has been made in these financial statements.

NOTE 14   SUBSEQUENT EVENTS

          On January 22, 2001 the Company was acquired for a majority of the outstanding common stock of NHLT pursuant to the Plan. The Plan was confirmed on November 27, 2000 and implemented on January 22, 2001.

          Pursuant to the Plan, substantially all of the Notes Payable to Affiliates, including accrued interest on the notes, and the
          Advances Payable to Affiliates, $1,357,614, $114,358 and $108,177, respectively, at December 31, 2000, were converted to equity capital of the Company on January 22, 2001.

          Furthermore, all the holders of all of the issued and outstanding shares of common stock of the Company exchanged their shares for newly issued common shares ("New Common Stock") of NHLT. The Company then became a wholly owned subsidiary of NHLT and the Company's former stockholders now collectively hold 130,000,000 of New Common Stock of NHLT. Also, pursuant to the Plan, five investors purchased 45,000,000 shares of NHLT's New Common Stock for $600,000 cash ($.0133 per share). The five investors included three family partnerships and one individual, all of whom were Company stockholders, and one newly formed partnership. Because of its purchases and aggregation of common stock received upon exchange of the Company's shares, each of these purchasers will become a holder of more than 5% of NHLT's common stock after implementation of the Plan. All of the 45,000,000 shares and the 130,000,000 shares of the New Common Stock were issued pursuant to the exemption from registration requirements of the Securities Act of 1933 (the "Act") contained in Section 4(2) of the Act, and accordingly, those shares are "restricted securities" which may not be resold without registration under the Act or pursuant to an exemption, including the exemption contained in the SEC's Rule 144.

          As contemplated by the Plan, the former Company stockholders will own a majority of the shares of NHLT's outstanding stock and be able to control future shareholder votes, including election of directors.

NATIONAL HEALTH & SAFETY CORPORATION AND MEDSMART HEALTHCARE NETWORK, INC.
               UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
                             DECEMBER 31, 2000

                         MEDSMART      NATIONAL HEALTH
                        HEALTHCARE     & SAFETY                       PROFORMA
                        NETWORK, INC.  CORPORATION       PROFORMA   CONSOLIDATED
                         (AUDITED)     (UNAUDITED)     ADJUSTMENTS   (UNAUDITED)
                        -------------  --------------- -----------  ------------
CURRENT ASSETS
  Cash                  $      4,361   $      15,688   $        -   $    20,049
  Accounts              $        542   $      18,698   $        -   $    19,240
   receivable,net
  Note and Debtor in    $    255,750   $           -   $ (255,750)  $         -
   Possession
   receivables, net     ------------   -------------   -----------  -----------
  Total Current Assets  $    260,653   $      34,386   $         -  $    39,289

INVESTMENT IN SUBSIDIARY$          -   $           -   $         -  $         -

PROPERTY AND EQUIPMENT, $     53,367   $           -   $         -  $    53,367
  net

OTHER ASSETS
  POWERx brand          $    210,593   $           -   $         -  $   210,593
   acquisition costs
  Software development  $    206,639   $           -   $         -  $   206,639
  Less:  accumulated    $   (100,953)  $           -   $         -  $  (100,953)
   amortization         ------------   -------------   -----------  -----------
                        $    316,279   $           -   $         -  $   316,279
  Deposits              $      6,593   $           -   $         -  $     6,593
                        -------------  -------------   -----------  -----------
    Total Other Assets  $    322,872   $           -   $         -  $   322,872
                        ------------   -------------   -----------  -----------
TOTAL ASSETS            $    636,892   $      34,386   $         -  $   415,528
                        ============   =============   ===========  ===========

LIABILITIES
PAYABLES
 Accounts payable       $     99,092   $     189,374   $         -  $   288,466
  (including $24,839
  to affiliates)
 Notes payable to       $  1,471,971   $           -   $(1,435,972) $    36,000
  (including accrued
  interest of $114,358)
 Advances payable       $    108,177   $           -   $  (108,177) $         -
  to affiliates
 Capital leases         $     10,960   $           -   $         -  $    10,960
  payable-current
  portion
 Debtor in possession   $          -   $     255,750   $  (255,750) $         -
  possession financing
 Administrative claims  $          -   $     133,413   $         -  $   133,413
  payable
                        ------------   -------------   -----------  -----------
TOTAL CURRENT           $  1,690,201   $     578,537   $         -  $   468,839
  LIABILITIES
 Secured and unsecured  $          -   $   4,344,951   $         -  $ 4,344,951
  creditors payable
 Capital Leases         $     15,091   $           -   $         -  $    15,091
  Payable-Net of
  Current Portion
                        ------------   -------------   -----------  -----------
  TOTAL LIABILITIES     $  1,705,292   $   4,923,488   $         -  $ 4,828,881
                        ============   =============   ===========  ===========


STOCKHOLDERS' EQUITY
 Preferred Stock        $          -   $          14   $         -  $        14
 Common                 $     40,945   $      58,804   $   (40,945) $    58,804
 Paid in Capital        $    159,555   $   9,482,308   $  (159,555) $ 9,482,308

 Retained Earnings      $   (204,236)  $ (14,174,509)  $   204,236  $(14,174,509)
     (Deficit)

 Current Period         $ (1,064,664)  $    (255,719)  $ 1,064,664  $   (255,719)
     Profit (Loss)
 Equity in Subsidiary   $          -   $           -   $   475,749  $    475,749
                        ------------   -------------   -----------  -----------
TOTAL STOCKHOLDERS'     $(1,068,400)   $  (4,889,102)               $(4,413,353)
 EQUITY
                        ------------   -------------   -----------  -----------
TOTAL LIABILITIES &
 STOCKHOLDERS' EQUITY   $    636,892   $      34,386                $   415,528

NATIONAL HEALTH & SAFETY CORPORATION AND MEDSMART HEALTHCARE NETWORK, INC.
            UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF INCOME
                             DECEMBER 31, 2000

                         MEDSMART      NATIONAL HEALTH
                        HEALTHCARE     & SAFETY                       PROFORMA
                        NETWORK, INC.  CORPORATION       PROFORMA   CONSOLIDATED
                         (AUDITED)     (UNAUDITED)     ADJUSTMENTS   (UNAUDITED)
                        -------------  --------------- -----------  ------------
INCOME STATEMENT

REVENUE
 Membership income      $     49,996   $           -                $    49,996
 Consulting income      $          -   $       4,341                $     4,341
                        ------------   -------------   -----------  -----------
                        $     49,996   $       4,341                $    54,337
COST OF SALES           $     12,911   $         185                $    13,096
                        ------------   -------------   -----------  -----------

GROSS PROFIT            $     37,085   $       4,156                $    41,241
                        ------------   -------------   -----------  -----------
EXPENSES
 General and            $    866,444   $     190,958                $ 1,057,402
  administrative
 Depreciation and       $    119,352   $           -                $   119,352
  amortization
 Interest               $    115,953   $      18,571                $   134,524
                        ------------   -------------   -----------  -----------

TOTAL EXPENSES          $  1,101,749   $     209,529                $ 1,311,278
                        ------------   -------------   -----------  -----------
Net loss before         $ (1,064,664)  $    (205,373)               $(1,270,037)
 provision for income
 taxes
Other income (expense)  $          -   $     (50,346)               $   (50,346)
Provision for income    $          -   $           -                $         -
 taxes                  ------------   -------------   -----------  -----------
NET LOSS                $(1,064,664)   $    (255,719)               $(1,320,383)

LOSS PER SHARE
 Basic                  $     (0.26)    $     (0.004)               $    (0.007)
                        ============   =============   ===========  ===========
 Weighted average          4,091,426      59,634,062                189,634,062
  shares outstanding-
  basic                 ============   =============   ===========  ===========


                     MEDSMART HEALTHCARE NETWORK, INC.
       EXPLANATION TO THE PROFORMA FINANCIAL STATEMENT PRESENTATION


On January 22, 2001 MedSmart Healthcare Network, Inc., a Nevada corporation, (the "Company") was acquired for a majority of the outstanding common stock of National Health & Safety Corporation, a Utah corporation, ("NHLT"). This acquisition was done pursuant to NHLT' Fourth Amended Disclosure Statement with Respect to Fourth Amended Joint Plan of Reorganization dated August 21, 2000, filed in the United States Bankruptcy Court Eastern District of Pennsylvania (the "Plan"). The Plan was confirmed on November 27, 2000 and implemented on January 22, 2001.

The Company's principal business activities consist of the marketing and distribution of the POWERx brand name memberships through the Company's benefits network. POWERx memberships are designed to be a complementary benefit to most individual standard health insurance plans and corporate health and leisure benefit packages. The Company, considered a development stage entity defined under SFAS No. 7, acquired the rights to the POWERx brand name from NHLT, operating as a debtor in possession, in October 1999 in accordance with the United States Bankruptcy Court's approval in August 1999.

With respect to the Company, the acquisition by NHLT took place in two steps. First, pursuant to the Plan, substantially all of the Notes Payable to Affiliates and all the Advances Payable to Affiliates, $1,471,972 and $108,177, respectively, at December 31, 2000 as reflected on the Company's financial statements were converted to equity capital of the Company on January 22, 2001. The remainder of the Notes Payable to Affiliates not converted to equity will be exchanged for a new note at 9% interest per annum for one year from date of issuance. Second, all the holders of all of the issued and outstanding shares of common stock of the Company exchanged their shares for newly issued common shares ("New Common Stock") of NHLT so that the Company became a wholly owned subsidiary of NHLT and the Company's shareholders now collectively hold 130,000,000 of New Common Stock of NHLT as of January 22, 2001. All of the 130,000,000 shares of the New Common Stock were issued pursuant to the exemption from registration requirements of the Securities Act of 1933 (the "Act") contained in Section 4(2) of the Act, and accordingly, those shares are "restricted securities" which may not be resold without registration under the Act or pursuant to an exemption, including the exemption contained in the SEC's Rule 144. As contemplated by the Plan, the former Company shareholders will own a majority of the shares of NHLT' outstanding stock and be able to control future shareholder votes, including election of directors.

The proforma consolidated financial statements of the Company (audited) and NHLT (unaudited) reflect the results for the year ended December 31, 2000.

The proforma consolidated balance sheet reflects the Company's conversion of debt to equity, the elimination of the Company's stockholder's equity, NHLT's equity in the Company upon conversion of the debt and the elimination of the intercompany debtor in possession financing. There were no proforma adjustments to the proforma consolidated income statement.